Exhibit 99.1
Needham 13th Annual Growth Conference January 11, 2011 New York Palace Hotel New York City Bob Stanzione, Chairman & CEO Jim Bauer, VP- Investor Relations

Safe Harbor Statements in this presentation, including those related to 2010 (and beyond) revenues and net income, cash flows, gross margins, operating expenses, income taxes, expected sales levels, acceptance of certain ARRIS products, general market outlook and industry trends, are forward-looking statements. These statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. Among other things, projected results are based on preliminary estimates, assumptions and projections that management believes to be reasonable at this time, but are beyond management's control; ARRIS is dependent upon customer decisions to purchase the Company's products - these decisions can be deferred and customers also may select competitor's products; and the market in which ARRIS operates is volatile, actions taken and contemplated may not achieve the desired impact. Other factors that could cause results to differ from current expectations include: the uncertain current economic climate and financial markets, and their impact on our customers' plans and access to capital: the impact of rapidly changing technologies; the impact of competition on product development and pricing; the ability of ARRIS to react to changes in general industry and market conditions; the impact of acquisitions; rights to intellectual property and the current trend toward increasing patent litigation, market trends and the adoption of industry standards; and consolidations within the telecommunications industry of both the customer and supplier base. These factors are not intended to be an all-encompassing list of risks and uncertainties that may affect the Company's business. Additional information regarding these and other factors can be found in ARRIS' reports filed with the Securities and Exchange Commission, including its Form 10-Q for the quarter ended September 30, 2010. In providing forward-looking statements, the Company expressly disclaims any obligation to update publicly or otherwise these statements, whether as a result of new information, future events or otherwise. This presentation includes a discussion of "adjusted (non-GAAP) financial measures". The most directly comparable GAAP financial measures and information reconciling these adjusted (non-GAAP) financial measures to the company's financial results prepared in accordance with GAAP have been included at the end of this presentation. Needham Growth Jan 11, 2011 2

Company Overview

ARRIS Company Overview... Needham Growth Jan 11, 2011 4 Note: 1 Based on closing share price of $11.22 on 12/31/10 2 As of September 30, 2010; Cash excludes $4.5M of restricted cash; Face value of convertible debt ; unaudited 3 Assuming ARRIS management guidance for Q4' 2010; unaudited Headquarters Location: Suwanee, GA Market Cap: ~$1.4 billion1 Cash: $640 million2 Debt: $242 million2 2010E Revenues: $1,071 - $1,096 million3 Customers: Worldwide Employees: ~1,900 Global Presence: Direct in 20 countries VARs in 30 countries

ARRIS Company Overview Highlights.... Leading "pure play" provider of voice, video and high- speed data solutions to the global broadband industry with over $1B in sales Long standing strategic supplier relationships with global cable MSOs including Comcast and Time Warner Market leadership positions in key product segments Product roadmap and R&D focus on enabling convergence of cable services on a unified IP platform Needham Growth Jan 11, 2011 5

ARRIS Business Segments - BCS, MCS, ATS Address Virtually All MSO Needs…



ATS
MCS
BCS
ARRIS FTTMax™ EPON ONU
ARRIS FTTMax™ 1000 RFoG ONU
Fiber to the Premise (FTTP)
Hybrid Fiber Coax (HFC)
ARRIS Regal® Taps and ARRIS MONARCH® Splitters
ARRIS Flex Max® Amplifiers
ARRIS Opti Max™ Nodes
ARRIS CORWave™ II Optical Transmitters
ARRIS CHP Max5000™ Headend Optics
ARRIS FMC Mobility Application Server
ARRIS D5® Universal Edge QAM
ARRIS ConvergeMedia™ XMS Distribution Platform
ARRIS Touchstone® E-MTA
ARRIS HEMi® Encoders
ARRIS C4® CMTS
Optical Metro Transport
ARRIS Moxi® Cable Set Top
Wireless Network
ARRIS VIPr™ Transcoders
ARRIS WiDOX Telephony Modem
Transceiver / Antenna
ARRIS C4c™ CMTS
ARRIS Encore® and Quartet® Encoders
ARRIS WorkAssure™ Work Force Management
•Customer Satisfaction
•Dispatch Control
•Expense Reduction
•Workforce Potential
ARRIS ServAssure™ HFC Network Surveillance and Maintenance
•Network Visibility and Management
•New Service Deployment
•Improved Service
Video, Telephony & HSD Operations

Needham Growth Jan 11, 2011

Convergence Enabled.

6

ARRIS Business Segments

September 2010 YTD
Revenues of $821.3 million*


MCS
$53.6
6%
ATS
$138.2
17%
BCS
$629.5
77%

* unaudited

Broadband Communications Systems

- CMTS
- CPE

- #1 Worldwide Revenue Market Share in VoIP E-MTA CPE and #2 in CMTS in Q310*
- Record level Gateway, multi-line and cable modem sales in Q3
- DOCSIS® 3.0 upgrade leader
- 30% worldwide installed CMTS base

*Source: Infonetics 2010

Access, Transport and Supplies

- Optical
- RF
- Supplies

- Favorable mix shift towards optics driven by HD video growth

Media and Communication Systems

- OSS
- VOD
- Ad Insertion

- Software reduces operators' operating expense
- Video on Demand provides operators additional revenue generator
- Leader in ad insertion at top MSOs

Needham Growth Jan 11, 2011 Convergence Enabled. 7

Deep R&D bench with a Rich Patent Portfolio Underpins Product Portfolio Leadership ARRIS Innovation Provides Sustainable Competitive Advantage... Needham Growth Jan 11, 2011 8 ~$140M of R&D in 2010 Focused on the Cable Industry! (CHART) (CHART)

Doing Business with Customers in 70 Countries... Needham Growth Jan 11, 2011 9

Strategic Supplier to the Cable Industry Worldwide.... Needham Growth Jan 11, 2011 10 *Unaudited Comcast All product categories with strong E-MTA / CMTS sales Major participant in DOCSIS 3.0 rollout Positioned for additional sales as traffic increases Time Warner All product categories with strong E-MTA / CMTS sales C-COR acquisition opened VOD/Ad Insertion and OSS product sales DOCSIS 3.0 expansion provides new opportunities International September 2010 YTD international sales up ~35% Significant opportunity for diversifying customer base Sept 2010 YTD Sales of $821.3M* Year 2009 Sales of $1,108M (CHART) (CHART)

Needham Growth Jan 11, 2011 11 The ARRIS Vision Provides a Growth Path to Everything IP Everywhere.... Multimedia Gateway IP Clients Phone Data/Video Multimedia MPEG IP MSOs Broadcast Video Narrowcast Video Video on Demand Voice over IP Video over IP Home Network Ethernet 802.11 MOCA Alternate SPs 3rd Party Content To PCs & Handhelds MSOs Need to Invest in New Technologies to Deliver MPEG and IP Video Over a Future Unified Network Architecture Solutions are being Developed by ARRIS Engineering Teams as They Work Closely with the MSO Architecture Teams

Our Strategy for Growth .... Maintain a strong capital structure, mindful of our 2013 debt maturity, share repurchase opportunities and other capital needs including M&A Grow our current businesses into a more complete portfolio including a strong video product suite. Continue to invest in the evolution toward enabling true network convergence onto an all IP platform (Convergence Enabled.) Continue to expand our product/service portfolio through internal developments, partnerships and acquisitions Expand our international business and begin to consider opportunities in markets other than cable Continue to invest in and evolve the ARRIS talent pool to implement the above Needham Growth Jan 11, 2011 12 Central to our strategy is IP convergence - the seamless combination of internet video and conventional TV

CPE Growth! Increased functionality & speed for voice, data and now.... video.... for voice, data and now.... video.... for voice, data and now.... video.... Needham Growth Jan 11, 2011 13

CMTS Growth! Consumer Demand for Increasingly Bandwidth Intensive Applications.... Needham Growth Jan 11, 2011 14 0 10 20 30 40 50 60 70 80 90 100 Megabits per Second per Subscriber E-Mail Digital Music VoIP Digital Photos Podcasting Online-Games Video Mail Video Blogs All Video on Demand Web Browsing Video on Demand High Definition Video on Demand Time ~50% More Bandwidth Consumed Per Subscriber, Every Year Since 1982 *Sources: comScore, ARRIS estimates IP Video 3D TV

2011 ARRIS C4(r) CMTS Enhancements... New 32D and 24U CAMs Double Capacity! Needham Growth Jan 11, 2011 15 2x density increase Supports 24 DOCSIS 3.0 upstream channels Dynamically maps multiple channels to any F-connector 2x density increase New line card or upgrade option for existing installed base of 16D cards Full RF redundancy

IP is the Ideal Infrastructure for Service Creation, Service Delivery and User Experience... Network simplicity - one protocol across the network Eliminates high-cost, inflexible edge elements Significantly enhanced network throughput Deploy and monitor services holistically across the entire IP network Open interfaces foster faster deployment Simplified device infrastructure between the headend and the home (as well in the home) provides a new market entry home (as well in the home) provides a new market entry home (as well in the home) provides a new market entry home (as well in the home) provides a new market entry home (as well in the home) provides a new market entry home (as well in the home) provides a new market entry home (as well in the home) provides a new market entry home (as well in the home) provides a new market entry home (as well in the home) provides a new market entry Needham Growth Jan 11, 2011 16

ARRIS Existing TAM 2009 Total Cable CapEx $27.8B IP Video Creates New TAM Expansion Over & Above Existing TAM Growth.... Needham Growth Jan 11, 2011 17 Fiber, Copper plant, Video equipment, Digital and IP ST, Capitalized software, Real estate, Capitalized labor ARRIS New TAM Existing Products 2009-2013 TAM CAGR of 8.1% Expanded 2009-2013 TAM CAGR of 16.8% 2009 ARRIS Share of TAM 25% Source: Infonetics 1Q10; F&S Jan 2010; IDC 2009, In-Stat'09 and ARRIS Estimates $8.2B to 12.2B CMTS, EQ, E- MTA, CM, Assurance, Access and Transport, Video On- Demand Management and storage Encoding, Transcoding and Hybrid IP- QAM Gateway Products 2013E Total Cable CapEx $31.9B Cable CapEx (other)

Financial Highlights

Q3 YTD 2010 vs 2009 September 2010 YTD revenues of $821.3M as compared to September 2009 YTD revenues of $807.8M. $0.67 of adjusted (non-GAAP) earnings per share for nine months ended September 30, 2010 (GAAP: $0.41) compared to $0.69 in the same period 2009 (GAAP $0.45) * Gross margins at 39.9% for the nine months ended September 30, 2010 compared to 40.6% in the same period of 2009 *See reconciliation of GAAP to non-GAAP measures 19 Needham Growth Jan 11, 2011

2010 Share and Convertible Debt Repurchases (unaudited) 20 Needham Growth Jan 11, 2011 Used $92.6M to repurchase shares and convertible debt in 2010 Repurchased 6.7M shares in 2010

Q4 2010 Guidance Revenue $250M - $275M Adjusted (Non-GAAP) EPS $0.14 - $0.18 (1) (2) GAAP EPS $0.05 - $0.09 (2) (1) Reconciliation of GAAP to non-GAAP measures is attached & is available at www.arrisi.com (2) Excludes the impact of recently announced extension of the R&D tax credits 21 Needham Growth Jan 11, 2011

Outlook & Summary... CMTS demand rebounding in 2011 Total addressable market expanding as technology disruptions create new opportunities Exciting new products in the pipeline High sustainable market shares Great financial profile and strong balance sheet provide solid foundation for future growth Needham Growth Jan 11, 2011 22

ARRIS Investment Opportunity IP video discontinuity - A major growth opportunity Operators must invest to equip their networks for an all IP future combining IP video with conventional TV Evolution of technology allows ARRIS to participate in end to end video delivery for the first time New Video Gateway products and E6 Edge Router uniquely position us to capture Video CapEx .... New, significant, addressable market for ARRIS Growth potential for existing portfolio Incremental demand for existing products (CMTS, EMTAs, etc.) from bandwidth consumption ("over the top", etc.) VOD: as operators expand content and enhance consumer experience Assurance Software Tools: as operators look to reduce operating expenses associated with their ever growing, complex, networks Access Products: as operators evolve and maintain their networks to handle the ever increasing traffic requirements Professional Services: as operators turn to ARRIS for engineering and installation capabilities Significant opportunity for continued growth in international markets Needham Growth Jan 11, 2011 23

Questions and Answers?

GAAP EPS / Adjusted EPS Reconciliation Q3 2010 (Unaudited) Needham Growth Jan 11, 2011 25 With respect to stock compensation expense, ARRIS records non-cash compensation expense related to grants of options and restricted stock. Depending upon the size, timing and the terms of the grants, this non-cash compensation expense may vary significantly. With respect to amortization of intangibles, the intangibles being amortized relate to our acquisitions. The acquisition costs, restructuring, and other reflect items that, although they or similar items might recur, are of a nature and magnitude that identifying them separately provides investors with a greater ability to project ARRIS' future performance. With respect to the convertible debt non-cash interest, ARRIS records non-cash interest expense related to the 2013 convertible debt as a result of the adoption of FSP ABP 14-1 on January 1, 2009. Disclosing the non-cash piece provides investors with the information regarding interest that will not be paid out in cash. In both 2010 and 2009, income tax expense adjustments were recorded for state valuation allowances and research and development tax credits. During the first quarter of 2009, and the second & third quarters of 2010, ARRIS repurchased a portion of their convertible debt and recognized a gain of approximately $4.2 million, $0.1 million and $0.3 million, respectively. In assessing operating performance and preparing budgets and forecasts, ARRIS' management considers performance after making these adjustments and believes that providing investors with the same information provides greater transparency and insight into management's analysis.